UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21681

Old Mutual/Claymore Long-Short Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Nicholas Dalmaso

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) is as follows: [Provide full text of annual report.]

Annual Report	Old Mutual/Claymore	OLA
December 31, 2006	Long-Short Fund

www.oldmutualclaymore.com

... your course to the LATEST,

most up-to-date INFORMATION about the

Old Mutual/Claymore Long-Short Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.oldmutualclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Analytic Investors, Inc. and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | December 31, 2006

OLA | Old Mutual/Claymore Long-Short Fund

Dear Shareholder |

We are pleased to submit the shareholder report for the Old Mutual/Claymore Long-Short Fund (“OLA”) for the fiscal year ended December 31, 2006. As you may know, the Fund’s investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks and other equity securities utilizing a unique long/short strategy and opportunistically employing a strategy of writing (selling) calls on equity indexes and to a lesser extent on individual securities. The Fund also seeks to enhance returns through a global asset allocation strategy that involves purchasing or selling futures contracts on U.S. or foreign securities indices, foreign currencies and other assets.

Analytic Investors, Inc. (“Analytic”) is the Fund’s Sub-Adviser. The firm was founded in 1970 and is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc., more commonly known as Old Mutual Asset Management. Analytic specializes in the creation and continuous management of optioned-equity and optioned-debt portfolios for mutual funds, foundations, insurance companies, endowments, profit-sharing plans, funds-of-hedge funds and individual investors.

We believe that the Fund provides shareholders with the potential to outperform the S&P 500 Index over full market cycles through its unique multi-strategy approach to investing. Analytic has employed the Fund’s uncommon strategy for nearly three decades in other investment products for institutional and retail investors. While the Fund’s options overlay has similarities to a covered call fund, the Fund’s long/short equity security selection and its global asset allocation makes it different. This multi-strategy approach provides opportunities unavailable in a traditional covered call fund and provides the potential for higher returns over time.

In 2006, the Fund generated a strong total return of 21.70% on a market value basis and a total return of 9.36% on a net asset value (“NAV”) basis. Both returns reflect the reinvestment of dividends. We’re pleased to report that during 2006, the Fund’s market price discount to its NAV narrowed substantially. On December 31, 2006, the Fund’s market price closed at $18.33 and its NAV was $18.89, reflecting a discount of 2.96%. A year earlier, the Fund’s market price was $16.47 and its NAV was $18.80, reflecting a discount of 12.39%.

The Fund paid quarterly dividends of $0.40 per share during the period. The most recent distribution was paid on December 29, 2006 and represented an annualized distribution rate of 8.73% based on the Fund’s market price of $18.33 on December 31, 2006.

We believe that the Fund’s market price discount to NAV represents an opportunity as common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio.

Annual Report | December 31, 2006 | 3

OLA | Old Mutual/Claymore Long-Short Fund | Dear Shareholder continued

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”) that is described in detail on page 25 of this report. If shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and to enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 5. You will find information on Analytic’s investment philosophy and discipline and its views on the overall market environment and how it structured the portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.oldmutualclaymore.com.

Sincerely,

Nicholas Dalmaso

Old Mutual/Claymore Long-Short Fund

4 | Annual Report | December 31, 2006

OLA | Old Mutual/Claymore Long-Short Fund

Questions & Answers

Dennis M. Bein, CFA

Chief Investment Officer, Portfolio Manager

Analytic Investors, Inc.

As Chief Investment Officer, Dennis Bein oversees the implementation of Analytic’s investment strategies. He is a major contributor to the firm’s ongoing research efforts as well as to the new product development efforts and strategy applications. As Portfolio Manager, Bein directs the Fund’s management team on day-to-day portfolio management and research related to the Fund’s equity-based investment strategies. Bein joined Analytic in 1995, and has more than 15 years of investment experience. He is a CFA charterholder and earned an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside.

The Old Mutual/Claymore Long-Short Fund (the “Fund”) is managed by Analytic Investors, Inc. In the following interview, Chief Investment Officer and Portfolio Manager Dennis Bein, CFA, explains the factors that impacted the Fund’s performance for the fiscal year ended December 31, 2006.

Before we discuss performance, will you remind us of the Fund’s investment objectives and explain how your investment strategy seeks to achieve those objectives?

The Fund’s primary investment objective is to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks and other equity securities, utilizing a short strategy and opportunistically employing a strategy of writing (selling) calls on equity indexes and to a lesser extent on individual securities. This strategy provides the Fund with full market exposure and participation relative to the Standard & Poor’s 500 Index (“S&P 500”), which is generally considered representative of the U.S. stock market. The Fund’s short position allows us to take advantage of securities that we believe are likely to experience declines. To potentially enhance returns, we also engage in asset allocation strategies by purchasing or selling futures contracts on U.S. or foreign securities indexes as well as foreign currency forward contracts and other assets.

We utilize quantitative models to develop an equity portfolio that offers the potential for capital appreciation. The portfolio is constructed with a level of diversification and risk similar to that of the S&P 500, but is designed with the objective of outperforming the index over a full market cycle by having its long positions invested in what we believe are the stocks that will outperform, while selling short the stocks that we believe will underperform. To generate income and help reduce volatility, we then apply a call options overlay.

Will you tell us more about the specifics of your process?

There are three components of the strategy that we believe make the Fund unique from other covered call funds.

Stock Selection. We begin by analyzing stock characteristics rather than focusing on individual stocks like many investment managers do. Our quantitative review is based on sophisticated mathematical models focused on variables that cover multiple dimensions of a stock’s value, such as its valuation, growth potential, historical return patterns, liquidity and risk. The models identify characteristics that investors are currently rewarding or punishing by examining a universe of approximately 3,000 stocks to determine which financial characteristics are shared by the market’s largest gaining or losing stocks. Stocks possessing favorable characteristics are ranked and become candidates for the long portfolio. Stocks that possess unfavorable characteristics are candidates for the short portfolio. Ultimately a portfolio of at least 75 highly-ranked stocks is combined with short

Annual Report | December 31, 2006 | 5

OLA | Old Mutual/Claymore Long-Short Fund | Questions & Answers continued

positions of at least 20 low-ranked stocks. We monitor the portfolio on a real-time basis using our proprietary management system that identifies media events or changes in fundamental factors that are potentially significant for the portfolio holdings. However, we only trade securities when we believe the incremental return potential will exceed the associated transaction costs.

Options Overlay. Our process is unique because we typically do not write (sell) call options on individual securities like a traditional covered call fund might. We prefer to sell options on indices because we have strong convictions about the stocks held in the Fund’s portfolio. This strategy helps preserve the upside potential of the Fund’s individual equity holdings, which is more important to us than giving away the upside potential of the market sectors on which we’ve written the calls. We believe giving away market or sector upside potential in exchange for lower overall volatility and a higher yield provided by the call options premiums benefits the Fund.

What is a short sale?

A short sale is three-step trading strategy that seeks to capitalize on an anticipated decline in the price of a security. First, arrangements are made to borrow shares of the security, typically from a broker. Next, the investor will sell the shares immediately in the open market with the intention of buying them back at some point in the future. Finally, to complete the cycle, at a later date the investor will repurchase the shares (hopefully at a lower price) and will return them to the lender. In the end, the investor will receive the difference if the share price falls, but will of course incur a loss if it rises.

Global Asset Allocation. We also engage in asset allocation strategies for the Fund by purchasing or selling futures contracts on U.S. or foreign securities indices, foreign currencies and other assets. This enables us to attempt to enhance Fund returns, to hedge against market and other risks in the portfolio and to obtain market exposure with reduced transaction costs. Essentially we take long and short equity, fixed-income and currency futures positions based on our global research models.

What is an index option?

An index option is a contract which gives the buyer the right to participate in market gains over and above (in the case of a call) or below (in the case of a put) a specified price (the strike price) on or before a pre-determined date (the expiration date). After this pre-determined date, the option and its corresponding rights expire. For example, the seller of an index call option is obligated, until the expiration date, to pay the holder of the option the difference between the index price and the option’s strike price, upon the holder’s request. The price of the option is determined from trading activity in the options market and generally reflects the relationship between the current price for the index and the strike price, as well as the time remaining until the expiration date.

6 | Annual Report | December 31, 2006

OLA | Old Mutual/Claymore Long-Short Fund | Questions & Answers continued

Will you provide an overview of the equity market in 2006?

The equity market was very strong in 2006. The Standard & Poor’s 500 Index returned 15.79% and advanced in 11 of 12 months. There was a hiccup in market performance in May and the index declined 2.88% for the month as investors became concerned about inflation and rising interest rates. Investor fears were validated when the Federal Reserve Board increased the federal funds rate for the 17th consecutive time since 2004 in late June to 5.25%. There were no other interest rate increases for the remainder of the year, which, along with strong corporate earnings, supported even stronger stock market gains in the second half of the year.

Strong equity environments are typically good for the total return of covered call strategies such as the Fund’s, but are not generally good for their returns relative to the market. In 2006, however, the market provided steady performance in most months, which helped limit the underperformance of the CBOE BuyWrite Index (“BXM”) relative to the S&P 500. The BXM is an index that simulates an ongoing covered call strategy on the S&P 500 and consists of an unmanaged portfolio of stocks upon which a one-month call option on the S&P 500 is continuously written. The BXM returned 13.33%, underperforming the S&P 500 as expected in the rising market environment. Had the market gains come from more dramatic increases, the BXM would have likely trailed the index by a larger margin.

How did the Fund perform in this environment?

The Fund successfully met its primary investment objective of generating a high level of current income. The Fund earned income through the realization of equity capital gains and its options writing (selling) program and provided investors with consistent quarterly distributions of $0.40 per share in 2006. The Fund met its secondary objective of capital appreciation as well. On a net asset value (“NAV”) basis, the Fund generated a total return of 9.36% for the fiscal year ended December 31, 2006, which includes the reinvestment of the Fund’s quarterly dividends.

The Fund provided a total return based on market price of 21.70% for the fiscal year ended December 31, 2006, which includes the reinvestment of quarterly dividends.

We’re also pleased to report that the Fund’s market price discount to its NAV narrowed substantially during the year. On December 31, 2006, the Fund’s market price closed at $18.33 and its NAV was $18.89, reflecting a discount of 2.96%. A year earlier, the Fund’s market price was $16.47 and its NAV was $18.80, reflecting a discount of 12.39%.

When comparing the Fund’s performance to the S&P 500 and BXM indices, it is important to remember that while the Fund invests primarily in domestic equities, it also employs an options overlay and invests in futures contracts on foreign currencies and foreign securities indices. The Fund’s equity portfolio generated gains, but slightly underperformed the gain of the S&P 500. As would be expected in the rising equity environment, the Fund’s performance was limited by its options overlay. The Fund’s global futures investments also modestly detracted from performance.

Annual Report | December 31, 2006 | 7

OLA | Old Mutual/Claymore Long-Short Fund | Questions & Answers continued

Will you tell us about the characteristics favored by your quantitative model?

At the start of the period, the model pointed us to companies with strong price momentum, good sales-to-price ratios, above average projected earnings growth, good cash flow-to-price ratios and good forecasted earnings-to-price ratios. As investor sentiment changed later in the period, price momentum and projected earnings growth declined in importance, while characteristics such as sales-to-price ratios increased in importance.

Please provide examples of stocks that helped and hurt performance.

Performance in the equity portfolio was mixed during the period. Below are a few examples of issues that helped and hurt. Some of these issues were also mentioned in the semiannual report. For the full fiscal year period, they continued to have a meaningful impact on performance.

Issues that helped performance: Archer Daniels Midland Company (0.52% of total common stocks and securities sold short) was an issue that we held in the long portfolio because of its strong projected earnings growth. During the fiscal year the company, which is a processor and merchandiser of agricultural commodities and products, posted a large increase in its quarterly earnings and the stock rallied. Cooper Tire & Rubber Company is a manufacturer of tires. We shorted the stock because of the company’s poor cash flow to price ratio. The stock performed poorly and thus helped performance because of the short and we eliminated it from the portfolio.

Issues that hurt performance: A long position in Caterpillar Inc. (0.82% of total common stocks and securities sold short) hurt performance in 2006. Caterpillar is a manufacturer of engines, turbines and construction and mining equipment. The stock, purchased for its strong return-on-equity characteristics, moved lower after reporting disappointing third-quarter earnings and cutting its full-year earnings outlook. A short position in Officemax, a national retailer of office supplies, also hurt performance. The stock was shorted because the Fund’s quantitative assessment signaled that it was overvalued and because of its relatively weak return-on-equity rating. The stock rallied, however, after the retailer posted better-than-expected first-quarter results. The Fund’s short position in the stock, therefore, lost value. We eliminated the short position from the portfolio.

Please tell us about your outlook for the market and Fund?

We expect the economy to grow at modest pace in 2007 and for the equity market to advance, but at a much slower rate than in 2006. If that materializes, it should be positive for the Fund’s multiple strategies. In a slow-growing environment, you need rowing strategies instead of sailing strategies. When the markets are going up quickly it’s like having the wind at your back catching your sail and enabling you to produce strong returns. When the markets are not producing double-digit returns it’s like the wind dying down and the only way to produce strong returns is to take an active approach – rowing if you will. Although this Fund does have positive market exposure, meaning it has a sail and would benefit from appreciation, it employs very much a rowing strategy. We are actively seeking to add value across multiple strategies and we believe that in the long run it will be our success in that pursuit that enables us to meet the Fund’s objectives.

8 | Annual Report | December 31, 2006

OLA | Old Mutual/Claymore Long-Short Fund | Questions & Answers continued

OLA Risks and Other Considerations

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your common shares, you may receive more or less than your original investment. Net asset value will be reduced immediately following the initial offering by the sales load and by offering expenses paid or reimbursed by the Fund. The Fund’s Common Shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering. The common shares are designed for long-term investors and should not be treated as a vehicle for trading.

The Fund will ordinarily have substantial exposure (both long and short) to common stocks and other equity securities in pursuing its investment objectives and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.

The Fund makes substantial use of short sales for investment and risk management purposes, including when Analytic anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. The Fund intends to take short equity positions in an amount equal to approximately 20% of the Fund’s net assets at the time of sale, but reserves the flexibility to hold short positions of up 70% of net assets. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a potentially unlimited loss to the Fund.

The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its equity investments as well as the gains the Fund receives from writing options and using other derivative instruments, closing out short sales and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on any debt instruments held by the Fund, and shareholders’ income from the Fund, would likely decline as well. Please see the “Distributions” section of the Prospectus for a description of other risks associated with the level, timing and character of the Fund’s distributions.

There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option; the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Equity Risk; Short Sale Risk; Options Risk, Management Risk; Tax Treatment of Distributions; Derivatives Risk; Counterparty Risk; Credit Risk; Income Risk; Medium- and Smaller-Company Risk; Focused Investment Risk; Interest Rate Risk; Liquidity Risk; Market Disruption and Geopolitical Risk; Leverage Risk; Foreign Investment Risk; Other Investment Companies Risk; and Inflation/Deflation Risk.

Annual Report | December 31, 2006 | 9

OLA | Old Mutual/Claymore Long-Short Fund

Fund Summary | December 31, 2006

Fund Statistics
Share Price	$18.33
Common Share Net Asset Value	$18.89
Premium/(Discount) to NAV	-2.96%
Net Assets ($ 000)	$359,036

Total Returns
(Inception 8/25/05)	Market	NAV
One Year	21.70%	9.36%
Since Inception–average annual	1.86%	7.27%

Sector Breakdown	% of Common Stocks and Securities Sold Short
Financials	21.0%
Information Technology	17.8%
Industrials	12.3%
Health Care	11.7%
Consumer Discretionary	10.7%
Consumer Staples	9.3%
Energy	6.6%
Materials	4.3%
Utilities	3.3%
Telecommunications	3.0%

Securities are classified by sectors that represent broad groupings of related industries.

Top Ten Long-Term Common Stocks	% of Net Assets
International Business Machines Corp.	3.8%
Exxon Mobil Corp.	3.8%
Wachovia Corp.	3.3%
Walt Disney Co. (The)	3.2%
Cardinal Health, Inc.	2.8%
Altria Group, Inc.	2.8%
Honeywell International, Inc.	2.7%
Hewlett-Packard Co.	2.7%
Wal-Mart Stores, Inc.	2.3%
McKesson Corp.	2.3%

Top Five Securities Sold Short	% of Net Assets
PACCAR, Inc.	2.6%
CBS Corp.–Class B	2.5%
Paychex, Inc.	2.0%
Health Management Association, Inc.–Class A	1.9%
Wrigley (Wm) Jr. Co.	1.6%

Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Fund Breakdown	% of Net Assets
Long-Term Investments	119.4%
Short-Term Investments	7.9%

Total Investments	127.3%
Securities Sold Short	-27.5%
Other Assets less Liabilities	0.7%
Total Value of Options Written	-0.5%

Total Net Assets	100.0%

10 | Annual Report | December 31, 2006

OLA | Old Mutual/Claymore Long-Short Fund

Portfolio of Investments | December 31, 2006

Number of Shares		Value
	Long-Term Investments–119.4%
	Common Stocks–119.4%
	Consumer Discretionary–11.4%
37,895	Amazon.com, Inc. (a)(b)	$1,495,337
45,285	AutoNation, Inc. (a)(b)	965,476
50,357	Circuit City Stores, Inc. (b)	955,776
3,451	Clear Channel Communications, Inc. (b)	122,649
77,981	Comcast Corp.–Class A (a)(b)	3,300,936
1,198	Darden Restaurants, Inc. (b)	48,124
2,223	Dillards, Inc.–Class A (b)	77,738
25,886	DIRECTV Group, Inc. (The) (a)(b)	645,597
168,044	Eastman Kodak, Co. (b)	4,335,535
15,805	Ford Motor Co. (a)(b)	118,696
62,791	General Motors Corp. (b)	1,928,940
85,716	Goodyear Tire & Rubber Co. (a)(b)	1,799,179
786	Harrah’s Entertainment, Inc. (b)	65,018
63,954	Interpublic Group of Companies, Inc. (a)(b)	782,797
34,670	Marriott International, Inc.–Class A (b)	1,654,452
2,315	News Corp.–Class A (b)	49,726
61,334	Office Depot, Inc. (a)(b)	2,341,119
11,239	OfficeMax, Inc. (b)	558,016
4,453	RadioShack Corp. (b)	74,721
7,358	Sears Holding Corp. (a)(b)	1,235,629
116,817	TJX Cos., Inc. (b)	3,331,621
12,070	Target Corp. (b)	688,594
17,996	VF Corp. (b)	1,477,112
335,192	Walt Disney Co. (The) (b)	11,487,030
16,022	Whirlpool Corp.	1,330,147

		40,869,965

	Consumer Staples–11.1%
115,788	Altria Group, Inc. (b)	9,936,926
85,358	Archer-Daniels-Midland Co. (b)	2,728,042
46,219	Clorox Co. (b)	2,964,949
105,182	Coca-Cola Enterprises, Inc. (b)	2,147,816
21,374	CVS Corp. (b)	660,670
70,285	Dean Foods Co. (a)(b)	2,971,650
169,542	Kroger, Co. (b)	3,911,334
35,038	Pepsi Bottling Group, Inc. (b)	1,083,025
28,554	Reynolds American, Inc. (b)	1,869,430
47,949	Safeway, Inc. (b)	1,657,117
100,456	Tyson Foods, Inc.–Class A (b)	1,652,501
182,195	Wal-Mart Stores, Inc.	8,413,765

		39,997,225

	Energy–9.6%
71,799	Chevron Corp. (b)	$5,279,380
50,800	ConocoPhillips (b)	3,655,060
2,532	CONSOL Energy, Inc. (b)	81,353
49,120	El Paso Corp. (b)	750,554
177,420	Exxon Mobil Corp.	13,595,695
52,562	Halliburton Co. (b)	1,632,050
16,279	Hess Corp. (b)	806,950
12,612	Marathon Oil Corp. (b)	1,166,610
6,883	National-Oilwell Varco, Inc. (a)(b)	421,102
36,396	Sunoco, Inc. (b)	2,269,655
33,384	Transocean, Inc. (a)(b)	2,700,432
14,158	Valero Energy Corp. (b)	724,323
54,950	Williams Companies, Inc. (b)	1,435,294

		34,518,458

	Financials–26.6%
2,643	Allstate Corp. (b)	172,086
125,205	Aon Corp. (b)	4,424,745
79,225	Bank of America Corp. (b)	4,229,823
19,451	Boston Properties, Inc. (b)	2,176,178
11,633	Chubb Corp. (b)	615,502
23,096	E*TRADE Financial Corp. (a)(b)	517,812
2,206	Equity Office Properties Trust (b)	106,263
100,310	Fannie Mae (b)	5,957,411
32,317	Freddie Mac (b)	2,194,324
48,454	Hartford Financial Services Group, Inc. (b)	4,521,243
158,350	JPMorgan Chase & Co. (b)	7,648,305
41,707	Lehman Brothers Holdings, Inc. (b)	3,258,151
125,531	Loews Corp. (b)	5,205,770
52,660	Marsh & McLennan Cos., Inc. (b)	1,614,556
3,065	Mellon Financial Corp. (b)	129,190
77,205	Merrill Lynch & Co., Inc. (b)	7,187,785
107,170	MetLife, Inc. (b)	6,324,102
27,681	Morgan Stanley (b)	2,254,064
7,549	PNC Financial Services Group, Inc. (b)	558,928
83,485	Public Storage, Inc. (b)	8,139,787
101,828	SAFECO Corp. (b)	6,369,341
60,330	St. Paul Travelers Cos., Inc. (b)	3,239,118
207,898	Wachovia Corp.	11,839,791
46,199	Washington Mutual, Inc.	2,101,592
130,285	Wells Fargo & Co.	4,632,934

		95,418,801

See notes to financial statements.

Annual Report | December 31, 2006 | 11

OLA | Old Mutual/Claymore Long-Short Fund | Portfolio of Investments continued

Number of Shares		Value
	Health Care–13.7%
51,185	Abbott Laboratories (b)	$2,493,221
117,343	AmerisourceBergen Corp. (b)	5,275,741
5,110	Bausch & Lomb, Inc. (b)	266,027
67,976	Baxter International, Inc. (b)	3,153,407
284	Becton, Dickinson & Co. (b)	19,923
155,737	Cardinal Health, Inc. (b)	10,034,135
5,174	Caremark Rx, Inc. (b)	295,487
3,477	Express Scripts, Inc. (a)(b)	248,953
49,855	Humana, Inc. (a)(b)	2,757,480
21,932	IMS Health Inc. (b)	602,691
51,082	Johnson & Johnson (b)	3,372,434
162,160	McKesson Corp. (b)	8,221,512
89,596	Medco Health Solutions, Inc. (a)(b)	4,788,010
34,071	Pfizer, Inc. (b)	882,439
105,584	Tenet Healthcare Corp. (a)(b)	735,920
95,938	Thermo Fisher Scientific, Inc. (a)(b)	4,345,032
35,827	Wyeth	1,824,311

		49,316,723

	Industrials–15.4%
58,332	Boeing Co. (b)	5,182,215
70,415	Caterpillar, Inc. (b)	4,318,552
27,745	Cooper Industries, Inc.–Class A (b)	2,508,980
109,088	Donnelley (R.R.) & Sons Co. (b)	3,876,988
43,714	Dover Corp. (b)	2,142,860
6,996	Emerson Electric Co. (b)	308,454
41,115	FedEx Corp. (b)	4,465,911
88,580	Fluor Corp. (b)	7,232,557
9,801	General Electric Co. (b)	364,695
218,158	Honeywell International, Inc. (b)	9,869,468
26,927	Northrop Grumman Corp. (b)	1,822,958
31,365	Parker Hannifin Corp. (b)	2,411,341
933	Raytheon Co. (b)	49,262
70,132	Ryder System, Inc. (b)	3,580,940
218,087	Tyco International Ltd. (Bermuda) (b)	6,629,845
4,737	Union Pacific Corp. (b)	435,899

		55,200,925

	Information Technology–19.7%
10,509	Advanced Micro Devices, Inc. (a)(b)	213,858
20,032	Agilent Technologies, Inc. (a)(b)	698,115
78,840	Alcatel-Lucent–ADR (France) (b)	1,121,105
88,993	Applied Materials, Inc. (b)	1,641,921
36,738	Cisco Systems, Inc. (a)(b)	1,004,050
57,014	Computer Sciences Corp. (a)(b)	3,042,837
127,188	Dell, Inc. (a)(b)	3,191,147
204,672	Electronic Data Systems Corp. (b)	$5,638,714
8,712	Google, Inc.–Class A (a)(b)	4,011,702
238,964	Hewlett-Packard Co. (b)	9,842,927
166,227	Intel Corp. (b)	3,366,097
139,956	International Business Machines Corp. (b)	13,596,725
27,149	Jabil Circuit, Inc. (b)	666,508
10,362	LSI Logic Corp. (a)(b)	93,258
87,217	Micron Technology, Inc. (a)(b)	1,217,549
13,718	Molex, Inc. (b)	433,900
124,887	Motorola, Inc. (b)	2,567,677
96,541	NCR Corp. (a)(b)	4,128,093
11,099	NVIDIA Corp. (a)(b)	410,774
207,943	Texas Instruments, Inc. (b)	5,988,758
52,608	VeriSign, Inc. (a)(b)	1,265,222
228,807	Western Union Co.	5,129,853
78,111	Xerox Corp. (a)	1,323,981

		70,594,771

	Materials–4.2%
11,505	Ball Corp. (b)	501,618
165,626	Du Pont (E.I.) de Nemours and Co. (b)	8,067,642
5,160	Freeport McMoRan Copper & Gold, Inc. (b)	287,567
183,560	Hercules Inc. (a)(b)	3,544,544
52,582	International Paper Co. (b)	1,793,046
2,601	Phelps Dodge Corp. (b)	311,392
7,905	Vulcan Materials Co. (b)	710,422

		15,216,231

	Telecommunications–3.8%
13,036	ALLTEL Corp. (b)	788,417
106,970	AT&T, Inc. (b)	3,824,178
43,595	BellSouth Corp. (b)	2,053,760
19,800	Embarq Corp. (b)	1,040,688
372,710	Qwest Communications International, Inc. (a)(b)	3,119,583
141,277	Sprint Nextel Corp. (b)	2,668,723

		13,495,349

	Utilities–3.9%
33,796	Allegheny Energy, Inc. (a)(b)	1,551,574
61,609	CMS Energy Corp. (a)(b)	1,028,870
7,884	Constellation Energy Group (b)	542,971
24,202	Dominion Resources, Inc. (b)	2,029,096
130,959	Edison International (b)	5,956,015
52,617	TXU Corp. (b)	2,852,368

		13,960,894

	Total Long-Term Investments–119.4%
	(Cost $423,226,297)	$428,589,342

See notes to financial statements.

12 | Annual Report | December 31, 2006

OLA | Old Mutual/Claymore Long-Short Fund | Portfolio of Investments continued

Principal Amount		Value
	Short-Term Investments–7.9%

	U.S Government and Agency Securities–7.9%

$2,500,000	Federal Home Loan Bank Discount Notes, yielding 4.70%, 01/02/07 maturity (c)	$2,500,000
25,850,000	U.S. Treasury Bill, yielding 5.01%, 01/11/07 maturity (b) (c)	25,824,434

	Total Short-Term Investments
	(Cost $28,314,418)	28,324,434

	Total Investments–127.3%
	(Cost $451,540,715)	456,913,776

	Securities Sold Short–(27.5%)
	(Proceeds $93,236,106)	(98,619,864)
	Other Assets less Liabilities–0.7%	2,526,945
	Total Value of Options Written–(0.5%)	(1,784,938)

	Net Assets–100.0%	$359,035,919

Number of Shares		Value
	Securities Sold Short–27.5%
	Common Stocks–27.5%
	Consumer Discretionary–4.4%
287,050	CBS Corp.–Class B	$8,950,219
9,309	Dollar General Corp.	149,502
15,681	International Game Technology	724,462
53,237	New York Times Co.–Class A	1,296,853
8,045	Pulte Homes, Inc.	266,450
111,557	Tiffany & Co.	4,377,497

		15,764,983

	Consumer Staples–2.5%
15,071	ConAgra Foods, Inc.	406,917
60,249	Whole Foods Market, Inc.	2,827,485
113,876	Wrigley (Wm) Jr. Co.	5,889,667

		9,124,069

	Financials–4.2%
7,952	Chicago Mercantile Exchange Holdings, Inc.	4,053,532
83,163	Commerce Bancorp, Inc.	2,933,159
67,455	MBIA, Inc.	4,928,262
10,945	Moody’s Corp.	755,862
96,772	Sovereign Bancorp, Inc.	2,457,041

		15,127,856

	Health Care–3.5%
18,668	Allergan, Inc.	2,235,306
180,600	Boston Scientific Corp.	3,102,708
7,494	Celgene Corp.	431,130
318,060	Health Management Association, Inc.–Class A	6,714,247

		12,483,391

	Industrials–2.7%
6,508	Monster Worldwide, Inc.	$303,533
142,937	PACCAR, Inc.	9,276,611

		9,580,144

	Information Technology–6.5%
9,897	Broadcom Corp.–Class A	319,772
85,306	Ciena Corp.	2,363,829
124,466	First Data Corp.	3,176,372
63,616	JDS Uniphase Corp.	1,059,843
76,005	Juniper Networks, Inc.	1,439,535
10,712	Linear Technology Corp.	324,788
272,756	PMC–Sierra, Inc.	1,830,193
181,517	Paychex, Inc.	7,177,182
54,778	QLogic Corp.	1,200,734
30,502	SanDisk Corp.	1,312,501
74,542	Symantec Corp.	1,554,201
10,850	Tektronix, Inc.	316,494
111,930	Tellabs, Inc.	1,148,402
10,851	Teradyne, Inc.	162,331

		23,386,177

	Materials–2.0%
101,970	Louisiana–Pacific Corp.	2,195,414
71,151	Weyerhaeuser Co.	5,026,818

		7,222,232

	Telcommunications–0.7%
55,059	CenturyTel, Inc.	2,403,876

	Utilities–1.0%
59,382	Dynegy, Inc.–Class A	429,926
61,101	Pinnacle West Capital Corp.	3,097,210

		3,527,136

	Total Securities Sold Short 27.5%
	(Proceeds $93,236,106)	$98,619,864

(a)	Non-income producing security.
(b)	All or a portion of these securities are held as collateral for Securities Sold Short, options, forwards and futures.
(c)	Interest rate shown represents discount rate at time of purchase.

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Value
225	CBOE Oil Index	January 2007	$660.00	$186,750
300	CBOE Dow Jones Transportation Index	January 2007	470.00	68,250
325	CBOE Dow Jones Utility Index	January 2007	460.00	99,938
200	Morgan Stanley Consumer Index	January 2007	700.00	70,000
1,600	S&P 500 Index	January 2007	1,430.00	1,360,000

	Total Call Options Written
	(Premiums received $3,595,800)			$1,784,938

See notes to financial statements.

Annual Report | December 31, 2006 | 13

OLA | Old Mutual/Claymore Long-Short Fund

Statement of Assets and Liabilities | December 31, 2006

Assets
Investments, at value (cost $ 451,540,715)	$456,913,776
Cash	282,519
Unrealized appreciation on forward currency exchange contracts	2,943,762
Variation margin on futures	2,024,730
Dividends and interest receivable	278,246
Other assets	5,889

Total assets	462,448,922

Liabilities
Securities sold short, at value (proceeds $ 93,236,106)	98,619,864
Options written, at value (premiums received of $ 3,595,800)	1,784,938
Unrealized depreciation on forward currency exchange contracts	2,345,084
Advisory fee payable	305,613
Accrued expenses	168,128
Administration fee payable	15,766
Offering costs payable	173,610

Total liabilities	103,413,003

Net Assets	$359,035,919

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized
19,005,240 shares issued and outstanding	$190,052
Additional paid-in capital	362,050,032
Net unrealized appreciation on investments, futures, options, securities sold short, forwards and currency translation	4,297,317
Accumulated net realized loss on investments, futures, options, securities sold short, forwards and currency transactions	(2,953,371)
Accumulated net investment loss	(4,548,111)

Net Assets	$359,035,919

Net Asset Value (based on 19,005,240 common shares outstanding	$18.89

See notes to financial statements.

14 | Annual Report | December 31, 2006

OLA | Old Mutual/Claymore Long-Short Fund

Statement of Operations | For the year ended December 31, 2006

Investment Income
Dividends	$7,056,400
Interest	1,446,772
Total income		$8,503,172

Expenses
Advisory fee	3,566,159
Dividends on securities sold short	1,710,438
Custodian fee	1,226,794
Professional fees	142,195
Trustees’ fees and expenses	116,603
Fund accounting	99,161
Administration fee	88,748
Printing expense	61,424
Transfer agent fee	49,577
Insurance	31,336
NYSE listing fee	16,886
Miscellaneous	5,842
Total expenses		7,115,163

Net investment income		1,388,009

Realized and Unrealized Gain (Loss):

Net realized gain (loss) on:
Investments		45,851,652
Futures		(5,834,427)
Options		(10,194,499)
Securities sold short		(9,540,308)
Foreign currency forwards and currency transactions		437,188

Net change in unrealized appreciation (depreciation) on:
Investments		11,932,092
Futures		1,769,693
Options		764,241
Securities sold short		(4,359,802)
Foreign currency forwards and currency translation		(61,154)

Net realized and unrealized gain		30,764,676

Net Increase in Net Assets Resulting from Operations		$32,152,685

See notes to financial statements.

Annual Report | December 31, 2006 | 15

OLA | Old Mutual/Claymore Long-Short Fund

Statement of Changes in Net Assets | December 31, 2006

	For the Year Ended December 31, 2006	For the Period August 25, 2005* through December 31, 2005
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,388,009	$805,577
Net realized gain (loss) on investments, futures, options, securities sold short, forwards and currency transactions	20,719,606	7,595,806
Net unrealized appreciation (depreciation) on investments, futures, options, securities sold short, forwards and currency translation	10,045,070	(5,747,753)

Net increase in net assets resulting from operations	32,152,685	2,653,630

Distributions to Common Shareholders
From and in excess of net investment income	(30,408,384)	(7,602,096)

Capital Share Transactions
Proceeds from the issuance of common shares	—	362,900,000
Common share offering costs charged to paid-in capital	—	(760,000)

Net increase from capital share transactions	—	362,140,000

Total increase in net assets	1,744,301	357,191,534
Net Assets
Beginning of period	357,291,618	100,084

End of period (including undistributed net investment loss of ($4,548,111) and ($2,876,100), respectively)	$359,035,919	$357,291,618

*	Commencement of investment operations.

See notes to financial statements.

16 | Annual Report | December 31, 2006

OLA | Old Mutual/Claymore Long-Short Fund

Financial Highlights | December 31, 2006

Per share operating performance for a common share outstanding throughout the period	For the Year Ended December 31, 2006	For the Period August 25, 2005* through December 31, 2005
Net asset value, beginning of period	$18.80	$19.10	(a)

Income from investment operations
Net investment income(b)	0.07	0.04
Net realized and unrealized gain on investments, futures, options, securities sold short, forwards and foreign currency	1.62	0.10

Total from investment operations	1.69	0.14

Common shares’ offering expenses charged to paid-in capital	—	(0.04)

Distributions to Common Shareholders
From and in excess of net investment income	(1.60)	(0.40)

Net asset value, end of period	$18.89	$18.80

Market value, end of period	$18.33	$16.47

Total investment return (c)
Net asset value	9.36%	0.52%
Market value	21.70%	-15.76%
Ratios and supplemental data
Net assets, end of period (thousands)	$359,036	$357,292
Ratios to average net assets, including dividend expense on securities sold short:
Total expense ratio	2.00%	1.58	%(d)(e)
Operating expense ratio	1.52%	1.34	%(d)
Dividends paid on securities sold short	0.48%	0.24	%(d)(e)
Net investment income ratio	0.39%	0.75	%(d)(e)
Portfolio turnover	248%	60%

*	Commencement of investment operations.
(a)	Before deduction of offering expenses charged to capital.
(b)	Based on average shares outstanding during the period.
(c)

Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)

The expense ratio includes dividend payments made on securities sold short. During the approximate four month period from August 25, 2005 through December 31, 2005, nine securities sold short made two quarterly payments. The annualized ratios noted above have been adjusted such that these securities would only reflect the equivalent of four quarterly dividends per security. Had this adjustment not been made, the expense ratio would have been 1.65% and the net investment ratio would have been 0.68%.

See notes to financial statements.

Annual Report | December 31, 2006 | 17

OLA | Old Mutual/Claymore Long-Short Fund

Notes to Financial Statements | December 31, 2006

Note 1 – Organization:

Old Mutual/Claymore Long-Short Fund (the “Fund”) was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide a high level of current income and current gains. The Fund’s secondary investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and by selling securities short in the S&P 500 Index that it believes will underperform relative to the average stock in the S&P 500. The Fund will also write (sell) call options on equity indexes and, to a lesser extent, on individual securities held in the Fund’s portfolio. The Fund may also employ a variety of other strategies involving futures and forward contracts and other derivative instruments in an attempt to enhance the Fund’s investment returns. There can be no assurance that the Fund’s investment objective will be achieved.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments and Derivatives

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Equity index options are valued at the closing price on the primary exchange on which they are traded. Futures and options on future contracts are valued at the settlement price determined by the exchange on which they are traded. Forward exchange currency contracts are valued daily at current exchange rates. All other types of securities, including restricted securities, and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities having a remaining maturity of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Futures

The Fund may engage in asset allocation strategies by purchasing or selling futures contracts on U.S. and foreign securities indexes and other assets. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may use futures contracts in an attempt to enhance the Fund’s investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund’s portfolio. There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s portfolio securities being hedged.

(d) Options

The Fund will opportunistically employ an option strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund’s shareholders and reduce overall portfolio risk. The Fund intends to pursue its options strategy primarily by writing call options on equity indexes. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price upon exercise. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium.

(e) Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but rather has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral held in a segregated account at the custodian. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from a short sale may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations.

18 | Annual Report | December 31, 2006

OLA | Old Mutual/Claymore Long-Short Fund | Notes to Financial Statements continued

(g) Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts are included in net realized gain or loss on foreign currency transactions on the statement of operations.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund on the statement of operations.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

(h) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on certain written options. Realized short-term capital gains and premiums received on certain options are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains will be distributed annually to common shareholders.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Analytic Investors, Inc. (“Analytic” or the “Sub-Adviser”), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily total net assets.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily total net assets. Analytic is wholly owned by Old Mutual (US) Holdings, Inc.

As approved by the Board of Trustees, effective March 1, 2006, the Adviser began providing Fund Administration services to the Fund. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily total net assets of the Fund:

Net Assets	Rate
First $ 200,000,000	0.0275%
Next $ 300,000,000	0.0200%
Next $ 500,000,000	0.0150%
Over $ 1,000,000,000	0.0100%

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund. Prior to March 1, 2006, BNY was the Fund’s administrator

Certain officers and trustees of the Fund are also officers and directors of the Adviser or the Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a distribution reclass in the amount of $30,408,384 was reclassified from net investment loss to accumulated net realized gain. Also permanent book and tax differences relating to losses on foreign currency transactions in the amount of $6,091,930 were reclassified from accumulated net realized gain to net investment loss. Additionally, a permanent book and tax difference relating to the Fund’s investments in real estate investment trusts totaling $135,051 was reclassified from net investment loss to accumulated net realized gain. Finally, a permanent book and tax difference relating to net operating losses in the amount of $3,166,961 was reclassified from net investment loss to accumulated net realized gain.

Capital losses and foreign currency transactions incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer foreign currency related losses of $3,949,433 and capital losses of $606,989.

Annual Report | December 31, 2006 | 19

OLA | Old Mutual/Claymore Long-Short Fund | Notes to Financial Statements continued

Information on the tax components of investments, excluding short sales transactions and excluding written options, and net assets as of December 31, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Appreciation on Derivatives and Foreign Currency
$451,962,721	$15,793,200	$(10,842,145)	$4,951,055	$1,927,753

Information on the tax components of securities sold short as of December 31, 2006 is as follows:

Cost of Securities Sold Short for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation On Securities Sold Short
$92,743,802	$1,883,479	$(7,759,541)	($5,876,062)

Tax components of the following balances as of December 31, 2006 and 2005 are as follows:

	December 31, 2006	December 31, 2005
Undistributed ordinary income	$(3,599,922)	$9,179,015
Accumulated capital and other losses	$(606,989)	$(7,047,444)

For the years ended December 31, 2006 and 2005, the tax character of distributions paid to common share holders as reflected in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:	2006	2005
Ordinary income	$25,380,687	$4,935,421
Capital Gain	5,027,697	2,666,675

	$30,408,384	$7,602,096

Note 5 – Investment Transactions and Options Written:

For the year ended December 31, 2006, purchases and sales of investments, excluding written options and short-term securities, were $1,048,037,585 and $1,100,774,703, respectively.

The Fund entered into written option contracts during the year ended December 31, 2006. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	4,053	$2,306,421
Options written, during the year	55,000	49,177,674
Options expired, during the year	(15,050)	(11,381,645)
Options closed, during the year	(39,003)	(36,243,309)
Options assigned, during the year	(2,350)	(263,341)

Options outstanding, end of year	2,650	$3,595,800

Note 6 – Derivatives:

At December 31, 2006, the following futures contracts were outstanding:

Long Contracts	Number of Contracts	Unrealized Appreciation (Depreciation)
Amsterdam Exchanges Index–January 2007
(Current notional value of 99,330 Euro per contract)	379	$1,495,267
CAC 40 10 Year Euro Index–January 2007
(Current notional value of 55,520 Euro per contract)	661	976,673
Dow Jones Euro STOXX 50–March 2007
(Current notional value of 41,570 Euro per contract)	129	123,206
FTSE 100 Index–March 2007
(Current notional value of 62,160 Pound Sterling per contract)	276	214,454
Hang Seng Stock Index–January 2007
(Current notional value of 1,000,900 Hong Kong dollar per contract)	300	1,379,114
IBEX 35 Index–January 2007
(Current notional value of 140,960 Euro per contract)	195	(217,625)
S&P/MIB Index–March 2007
(Current notional value of 208,775 Euro per contract)	152	489,345

	2,092	4,460,434

Short Contracts
DAX Index–March 2007
(Current notional value of 166,313 Euro per contract)	203	(772,060)
OMXS 30 Index–January 2007
(Current notional value of 115,350 Swedish Krona per contract)	2,824	(919,439)
S&P/TSE 60 Index–March 2007
(Current notional value of 149,360 Canadian dollars per contract)	358	70,012
S&P 500 E-Mini–March 2007
(Current notional value of $71,420 per contract)	366	(29,280)
SPI 200 Index–March 2007
(Current notional value of 141,150 Australian dollars per contract)	438	(707,293)
TOPIX Index–March 2007
(Current notional value of 16,825,000 Japanese Yen per contract)	35	(199,063)

	4,224	(2,557,123)

	6,316	$1,903,311

All notional values are denominated in local currencies.

20 | Annual Report | December 31, 2006

OLA | Old Mutual/Claymore Long-Short Fund | Notes to Financial Statements continued

At December 31, 2006, the following forward exchange currency contracts were outstanding:

Long Contracts	Local Currency Value	Unrealized Appreciation (Depreciation)
Australian Dollar, 95,000,000 expiring 03/21/07	74,721,519	$307,449
Canadian Dollar, 83,000,000 expiring 03/21/07	71,483,050	(603,169)
Norwegian Krone, 580,000,000 expiring 03/21/07	93,457,172	(717,017)
Swedish Krona, 520,000,000 expiring 03/21/07	76,341,980	26,268

		(986,469)

Short Contracts
Euro, 36,000,000 expiring 03/21/07	47,634,826	128,498
Japanese Yen, 8,400,000,000 expiring 03/22/07	71,213,806	1,162,489
New Zealand Dollar, 67,000,000 expiring 03/21/07	47,017,852	(1,024,898)
Pound Sterling, 38,000,000 expiring 03/21/07	74,392,720	324,742
Swiss Franc, 89,000,000 expiring 03/21/07	73,406,465	994,316

		1,585,147

		$598,678

Note 7 – Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,005,240 issued and outstanding. Of this amount, the Fund issued 18,000,000 shares of common stock in its initial public offering and issued pursuant to an over allotment option to the underwriters, an additional 1,000,000 shares on September 13, 2005. These shares were issued at $19.10 per share after deducting the sales load but before underwriters’ expense reimbursement. In addition, the Fund’s Adviser and Sub-Adviser have agreed to pay all of the Fund’s organizational costs, estimated at $25,000.

Offering costs, estimated at $760,000 or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and Sub-Adviser have agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

Transactions in common shares were as follows:

	Year Ended December 31, 2006	Period Ended December 31, 2005
Beginning Shares	19,005,240	5,240
Issuance of common shares	—	19,000,000

Ending shares	19,005,240	19,005,240

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – New Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Valuation Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 17, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Annual Report | December 31, 2006 | 21

OLA | Old Mutual/Claymore Long-Short Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of Old Mutual/Claymore Long-Short Fund

We have audited the accompanying statement of assets and liabilities of Old Mutual/Claymore Long-Short Fund (the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from August 25, 2005 (commencement of investment operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual/ Claymore Long-Short Fund at December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from August 25, 2005 (commencement of investment operations) through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 14, 2007

22 | Annual Report | December 31, 2006

OLA | Old Mutual/Claymore Long-Short Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $6,178,361 was taxable to the Fund through December 31, 2006. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $6,149,559 of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

In January 2007, you were advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2006.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on August 31, 2006. Holders of the Fund’s common shares of beneficial interest voted on the election of Trustees.

Voting results with respect to the election of trustees:

	# of Shares In Favor	# of Shares Withheld
Matthew J. Appelstein	17,629,516	406,460
Randall C. Barnes	17,631,289	404,687

The terms of the following Trustees of the Fund did not expire in 2006: Steven D. Cosler, Nicholas Dalmaso, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

Trustees

The Trustees of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	23	None.

Steven D. Cosler Year of Birth: 1955 Trustee	Since 2005	Formerly, President, Chief Executive Officer and Director of Priority Healthcare Corp. (2002-2005). Formerly, President and Chief Operating Officer of Priority Healthcare Corp. (2001-2002). Formerly, Executive Vice President and Chief Operating Officer of Priority Healthcare Corp. (2000-2001).	2	None.

Robert M. Hamje Year of Birth: 1942 Trustee	Since 2005	Advisor to the Cleveland Foundation Investment Committee. Formerly, President and Chief Investment Officer of TRW Investment Management Co. (1990-2003).	2	Trustee, Old Mutual Advisor Mutual Funds.

L. Kent Moore Year of Birth: 1955 Trustee	Since 2005	Partner at WilSource Enterprise (December 2005-present). Previously, Managing Director High Sierra Energy L.P., (2004-2005). Formerly, Portfolio Manager and Vice President of Janus Capital Corp. (2000-2002) and Senior Analyst/Portfolio Manager of Marsico Capital Management (1997-1999).	2	Trustee, Old Mutual Advisor Mutual Funds.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	26	None.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	24	None.

Annual Report | December 31, 2006 | 23

OLA | Old Mutual/Claymore Long-Short Fund | Supplemental Information (unaudited) continued

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
Matthew J. Appelstein† Year of Birth: 1961 Trustee	Since 2005	Director of Investment Services, Old Mutual Asset Management (2003-present). Formerly, Senior Vice President of Consulting Relationships, Fidelity Management Trust Co. (1998-2003).	2	None.

Nicholas Dalmaso†† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	26	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-	Messrs. Cosler, Dalmaso and Hamje, as Class II Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.
-	Messrs. Moore, Nyberg and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.
-	Messrs. Appelstein and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2009 annual meeting of shareholders.
***

The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†

Mr. Appelstein is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund’s Sub-Adviser.

††	Mr. Dalmaso is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Officers

The Officers of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Advisors, LLC (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Matthew Patterson Year of Birth: 1971 Secretary	Since 2006	Vice President of Claymore Advisors, LLC (2006-present). Previously, Securities Counsel, Caterpillar, Inc., (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom, LLP (2002-2004).

Melissa Nguyen Year of Birth: 1978 Assistant Treasurer	Since 2006	Vice President of Claymore Advisors, LLC; previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005)

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President-Fund Compliance Officer of Claymore Advisors, LLC (Feb 2006-present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

24 | Annual Report | December 31, 2006

OLA | Old Mutual/Claymore Long-Short Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Bank of New York (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, Attention: Stock Transfer Department, 101 Barclay 11W, New York, New York 10286, Phone Number: (866) 488-3559.

Annual Report | December 31, 2006 | 25

OLA | Old Mutual/Claymore Long-Short Fund

Fund Information |

Board of Trustees	Officers	Investment Adviser
Matthew J. Appelstein*	Nicholas Dalmaso	Claymore Advisors, LLC
	Chief Executive Officer and	Lisle, Illinois
Randall C. Barnes	Chief Legal Officer
Investment Sub-Adviser
Steven D. Cosler	Steven M. Hill	Analytic Investors, Inc.
Nicholas Dalmaso*	Chief Accounting Officer, Chief Financial Officer and Treasurer	Los Angeles, California
Administrator
Robert M. Hamje	James Howley	Claymore Advisors, LLC
	Assistant Treasurer	Lisle, Illinois

L. Kent Moore	Matthew Patterson	Accounting Agent, Custodian and Transfer Agent
	Secretary	The Bank of New York
Ronald A. Nyberg		New York, New York
Melissa Nguyen
Ronald E. Toupin, Jr.	Assistant Secretary	Legal Counsel
Skadden, Arps, Slate,
	Bruce Saxon	Meagher & Flom LLP
	Chief Compliance Officer	Chicago, Illinois

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Old Mutual/Claymore Long-Short Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Old Mutual/Claymore Long-Short Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:

The Bank of New York, 101 Barclay 11W, New York, New York 12086 (866) 488-3559

This report is sent to shareholders of Old Mutual/Claymore Long-Short Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In September 2006, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

26 | Annual Report | December 31, 2006

OLA | Old Mutual/Claymore Long-Short Fund

About the Fund Manager |

Analytic Investors, Inc.

Analytic Investors specializes in the application of systematic investment processes to evaluate and exploit opportunities in the global equity, fixed income and derivative securities markets. Based in Los Angeles and wholly owned by Old Mutual plc, Analytic employs 35 professionals and manages more than $12 billion. The firm manages a range of traditional, long-only equity products as well as a number of absolute return strategies. The firm was founded in 1970 and, since that time, has focused on delivering valued-added, risk-controlled investment strategies to its range of institutional, fund-of-fund, and high net worth clients.

Investment Philosophy

Analytic’s philosophy is anchored in the conviction that the systematic application of quantitative techniques to assess opportunity has the potential to deliver quality, risk-adjusted performance, regardless of market cycle. Analytic’s quantitative methods bring together the best attributes of individual security selection and unbiased portfolio modeling, yielding a management style that is both disciplined and responsive.

Investment Process

Analytic’s innovative research seeks to uncover the factors that are driving performance and are likely to be important going forward. Two core beliefs underlie the firm’s investment process:

• The attractiveness of every security is determined by a multitude of factors that can be measured.

• The desirability of a security’s characteristics change with economic conditions.

Sophisticated quantitative techniques enable Analytic to simultaneously analyze a variety of unique characteristics – such as relative valuation, growth potential, historical returns, liquidity and risk – in an effort to identify and exploit opportunities. Analtic uses thorough statistical analysis in an attempt to identify the merits of each security as well as the relationships between each security’s measurable characteristics that may be driving its performance.

Analytic’s proprietary multi-factor return models are applied in a risk-controlled environment. The firm’s highly evolved and successful approach, supported by the research efforts of its investment team, capitalizes on opportunity while neutralizing systematic market exposure and overall risk.

Claymore Securities, Inc. 2455 Corporate West Drive Lisle, IL 60532 Member NASD/SPIC

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the shareholder report presented in Item 1, the Code of Ethics was revised to include more detail regarding the procedures to be followed for investigating, enforcing and reporting Code of Ethics issues

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)    (1)   The registrant’s Code of Ethics is attached hereto as an exhibit.

(2)   Not applicable.

(3)   Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an “independent” Trustee for purposes of this Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.)

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $38,000 for the fiscal year ending December 31, 2006 and $31,000 for the period from August 25, 2005 (inception of the trust) through December 31, 2005.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), were $0 for the fiscal year ending December 31, 2006, and $0 for the period August 25, 2005 through December 31, 2005.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $6,000 for the fiscal year ending December 31, 2006 and $6,000 for the period August 25, 2005 through December 31, 2005.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) were $0 for the fiscal year ending December 31, 2006, and $0 for the period August 25, 2005 through December 31, 2005.

The registrant’s principal accountant did not bill fees for services not included in Items 4(b), (c) or (d) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures

(i)	The Registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii)	None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $6,000 for the fiscal year ending December 31, 2006, and $6,000 for the period August 25, 2005 through December 31, 2005.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is composed of: Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Analytic Investors, Inc. (the “Sub-Adviser” or “Analytic”). The Sub-Adviser’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

A team of investment professionals at Analytic shares primary responsibility for the day-to-day portfolio management of the Fund. Mr. McMurran and Mr. Bein oversee the team regarding the management of the Fund. The following provides information regarding the members of the team.

Name	Since	Professional Experience
Gregory M. McMurran	2005 (Inception)	Mr. McMurran (Chief Investment Officer and Portfolio Manager) is responsible for the management of implementation of Analytic’s investment strategies, including those used for the Fund. He joined Analytic in 1976. He is a major contributor to the firm’s ongoing research efforts as well as new product development and strategy applications. Mr. McMurran has an extensive background in the implementation of the firm’s quantitative investment strategies. He received a B.S. in Economics from the University of California, Irvine. He also received an M.A. in Economics at California State University, Fullerton. He has 30 years of industry experience.

Harindra de Silva, Ph.D., CFA	2005 (Inception)	Dr. de Silva (President and Portfolio Manager) is responsible for Analytic’s strategic direction and the ongoing development of its investment processes. He focuses on the ongoing research and portfolio management efforts for the firm’s U.S. equity strategies and Tactical Asset Allocation strategies. Before joining Analytic in 1995, he was a principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds and endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical Engineering from the University of Manchester Institute of Science and Technology and an M.B.A. in Finance and an M.S. in Economic Forecasting from the University of Rochester. Dr. de Silva is a member of the Association for Investment Management and Research, the American Finance Association and the International Association of Financial Analysts. He has 20 years of industry experience.

Dennis Bein, CFA	2005 (Inception)	Mr. Bein (Chief Investment Officer and Portfolio Manager) is responsible for the ongoing research for Analytic’s U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995, Mr. Bein was a Senior Consultant for AG Risk Management, Analysis Group, Inc.’s investment consulting subsidiary. He received an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside. Mr. Bein completed his undergraduate studies in Business Administration at the University of California, Riverside. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research, the Institute of Chartered Financial Analysts and the Los Angeles Society of Financial Analysts. He has 16 years of industry experience.

Scott Barker, CFA	2005 (Inception)	Mr. Barker (Portfolio Manager) is responsible for the ongoing research for Analytic’s options and fixed income based strategies as well as day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995, Mr. Barker was a Research Analyst for Analysis Group, Inc. He received a B.A. in Physics from Pomona College. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Los Angeles Society of Financial Analysts. He has 13 years of industry experience.

Robert Murdock, Ph.D., CFA	2005 (Inception)	Dr. Murdock (Portfolio Manager) is responsible for research and development of quantitative models specializing in global asset allocation research, as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1997, he was employed by the Anderson Graduate School of Management, UCLA as a researcher specializing in international trade policy. Previously, he was a project manager at the Institute for Policy Reform in Washington, DC. He also worked at State Street Bank & Trust Company in Boston as an investment analyst and a research economist for the Bonneville Power Administration. Dr. Murdock received a Ph.D. in International Finance and Economics from UCLA’s Anderson Graduate School of Management; an M.B.A. in Finance from the Tuck School at Dartmouth College; an M.A. in Economics from University of Pennsylvania; and a B.S. in Economics and Mathematics from the University of Wyoming. He is a Chartered Financial Analyst. He has 16 years of industry experience.

Steven Sapra, CFA	2005 (Inception)	Mr. Sapra (Portfolio Manager) is responsible for the ongoing research for Analytic’s U.S. equity strategies as well as day-to-day portfolio management and trading. Before joining Analytic in 1999, Mr. Sapra was a Senior Consultant for BARRA, Inc. He received an M.A. in Economics from the University of Southern California and a B.S. in Economics from California State Polytechnic University, Pomona. He is a Chartered Financial Analyst and a member of the CFA Institute and the Los Angeles Society of Financial Analysts. He has nine years of industry experience.

Gregory McMurran and Dennis Bein, as Analytic Chief Investment Officers, generally oversee all aspects of the day-to-day management of the Fund. Mr. McMurran has primary responsibility for the oversight of the firm’s derivatives based investment strategies and Mr. Bein has primary responsibility for the oversight of the firm’s equity based investment strategies. Under Mr. McMurran’s direction, Robert Murdock serves as lead portfolio manager for futures based strategies and Scott Barker serves as lead portfolio manager for options based strategies. Under Mr. Bein’s direction, Steven Sapra serves as lead portfolio manager for U.S. equity based strategies, and Harindra de Silva heads the firm’s research efforts on behalf of the Fund.

The following summarizes the structure of and methods used to determine the compensation of each individual, each of whom is employed by the Sub-Adviser, that shares primary responsibility for the day-to-day portfolio management of the Fund (the “Analytic Portfolio Managers”):

Compensation. Analytic’s compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm; the overall success of the department or team; and an individual’s contribution to the team. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and its clients.

The base salaries of the Analytic Portfolio Managers are typically reviewed on an annual basis, determined by each portfolio manager’s date of employment. Discretionary bonuses are determined annually, based upon an analysis of information from the prior calendar year.

Conflicts of Interest. Analytic and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, “Managed Accounts”), in transactions which may or may not correspond with transactions effected or positions held in the Fund. It is understood that when Analytic determines that it would be appropriate for the Fund and one or more Managed Accounts to participate in an investment opportunity, Analytic will seek to execute orders for the Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the Fund and other Managed Accounts is not assured. In such situations, Analytic may (but is not be required to) place orders for the Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Analytic may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Analytic may allocate the securities traded among the Fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the Fund and each other Managed Account as well as any other factors which it deems relevant.

Certain of the Managed Accounts Analytic advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Analytic's investment personnel and therefore have access to full information about Analytic’s investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Analytic management fees at rates comparable to and in some cases lower than those paid by the Fund and other Managed Accounts. Analytic also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Analytic may have a conflict between its own interests and the interests of other Analytic investment advisory clients in managing the portfolios of certain of these Managed Accounts.

In order to minimize these potential conflicts of interest, Analytic has adopted various procedures and safeguards. For example, except for short sales done to take advantage of short-term volatility, Analytic will not sell a security short that another Managed Account owns until (1) it discloses to the relevant portfolio managers its intention to sell short and the reasons for selling short and (2) allows the portfolio managers a reasonable time to make an investment decision to hold or sell that security.

Other accounts managed. The following summarizes information regarding each of the other accounts managed by the Analytic Portfolio Managers as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets ($million)	# of Accounts	Total Assets ($million)	# of Accounts	Total Assets ($million)
Scott Barker	5(0)	$1,031.9	0(0)	$0	1(0)	$14.8
		($0)		($0)		($0)
Dennis Bein	19(0)	$3,204.7	25(18)	$1,833.6	27(10)	$1,410.7
		($0)		($1,182.4)		($582)
Harindra de Silva	19(0)	$3,269.6	26(0)	$2,108.2	27(10)	$2,344.1
		($0)		($1,439.8)		(1,382.0)
Greg McMurran	5(0)	$1,031.9	3(2)	$356.2	6(1)	$1,090.8
		($0)		($257.4)		($800.0)
Robert Murdock	3(0)	$882.0	3(2)	$356.2	5(1)	$1,097.0
		($0)		($257.4)		($800.0)
Steven Sapra	14(0)	$2,949.4	15 (10)	$1,091.1	24(6)	$1,303.9
		($0)		($505.8)		($475.2)

( )	represents the number and value of accounts within the total accounts that are subject to a performance based advisory fee.

Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the Analytic Portfolio Managers as of December 31, 2006:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund

Scott Barker	None

Dennis Bein	None

Harindra de Silva	None

Greg McMurran	None

Robert Murdock	None

Steven Sapra	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 for the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Old Mutual/Claymore Long-Short Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date: